                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               November 16, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                            ATRIX LABORATORIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-18231                           84-1043826
----------------------------      ---------------------        ---------------------------------
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer Identification No.)
     of Incorporation)


                2579 Midpoint Drive, Fort Collins, Colorado 80525
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (970) 482-5868
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                       1
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Item 5.  Other Events.

         Atrix Laboratories, Inc. ("Atrix") and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"), executed an Amended and Restated Rights Agreement, dated as of November 16, 2001 (the "Amended Agreement"), which amends and restates the Rights Agreement (the "Rights Agreement") dated September 25, 1998, by and between Atrix and the Rights Agent. The Amended Agreement amends the Rights Agreement, among other things, (1) to delete the provision requiring that the redemption of Rights under certain circumstances be approved by a majority of the "Independent Directors" (generally defined as those directors who are not an Acquiring Person or affiliated or associated with an Acquiring Person, and who are also directors immediately prior to a person becoming an Acquiring Person or whose election has been approved by a majority of Independent Directors then on the Board of Directors), (2) to delete all other requirements that certain actions be approved by a majority of Independent Directors, and (3) to delete the requirement that there be at least one Independent Director in office whenever a vote of a majority of the Independent Directors is required under the agreement.

         This description of the Amended Agreement is qualified in its entirety by reference to the Amended Agreement, which is filed as Exhibit 4.1 hereto and incorporated herein by reference. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Amended Agreement.

Item 7.  Exhibits and Financial Statements.

         (c)  Exhibits

         4.1      Amended and Restated Rights Agreement dated as of
                  November 16, 2001, by and between Atrix Laboratories, Inc. and American Stock Transfer & Trust Company, as Rights Agent.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ATRIX LABORATORIES, INC.


                                             By: /s/ BRIAN G. RICHMOND
                                                --------------------------------
                                                Brian G. Richmond
                                                Chief Financial Officer
Date:  November 27, 2001



                                       3
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                                  EXHIBIT INDEX

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
     Exhibit      Description
     -------      -----------
       4.1        Amended and Restated Rights Agreement dated as of November 16, 2001, by and between Atrix
                  Laboratories, Inc. and American Stock Transfer & Trust Company, as Rights Agent.
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